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                                                                    EXHIBIT 10.9

             AMENDMENT TO THE ASSIGNMENT OF REINSURANCE RECOVERABLES

         This Amendment (the "Amendment") to the Assignment of Reinsurance Recoverables dated as of July 1, 2003 (the "Assignment Agreement") is entered into as of September 2, 2003 (the "Amendment Effective Date") by and among Royal Indemnity Company, a Delaware property and casualty insurance company ("RIC"), Royal Surplus Lines Insurance Company, a Delaware property and casualty insurance company ("RSLIC"), Landmark American Insurance Company, an Oklahoma property and casualty insurance company ("Landmark"), RSUI Indemnity Company, f/k/a Underwriters Reinsurance Company, a property and casualty insurance company organized under the laws of New Hampshire ("RSUI Indemnity"), and LaSalle Bank National Association, a national banking association (hereinafter referred to as "Trustee"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Assignment Agreement.

                                   WITNESSETH

         WHEREAS, RIC, RSLIC, Landmark, RSUI Indemnity and the Trustee desire that, as of the Amendment Effective Date, Landmark shall no longer be a party to the Assignment Agreement.

         NOW THEREFORE, RIC, RSLIC, Landmark, RSUI Indemnity and the Trustee, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and upon the terms and conditions hereinafter set forth, agree as follows:

SECTION 1. AMENDMENT TO THE ASSIGNMENT AGREEMENT

         Subject to the terms and conditions set forth herein, the parties hereto agree as follows:

         (i) As of the Amendment Effective Date, Landmark shall no longer be a party to the Assignment Agreement.

         (ii) The first recital of the Preamble to the Assignment Agreement is hereby amended and restated to read in its entirety as follows:

                  "WHEREAS, each of the Ceding Companies has entered into quota share reinsurance agreements with Reinsurer, dated as of July 1, 2003 (collectively, the "Quota Share Reinsurance Agreements"), pursuant to which RIC and RSLIC respectively have agreed to cede, and Reinsurer has agreed to assume, on a 100% quota share basis, the liabilities and obligations arising out of the Reinsured Contracts (as such term is defined in the respective Quota Share Reinsurance Agreements);".

SECTION 2. MISCELLANEOUS

         (i) Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute a waiver or modifications of any provision of the

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Assignment Agreement. Except as expressly amended hereby, the Assignment
Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Assignment Agreement, the terms "Assignment Agreement," "herein," "hereof," "hereinafter," "hereto" and words of similar import shall, unless the context otherwise requires, mean the Assignment Agreement as amended by the Amendment.

         (ii) Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original and all together shall constitute one agreement.

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                  IN WITNESS WHEREOF, this Assignment Agreement has been duly executed and delivered by the duly authorized officers of ROYAL INDEMNITY COMPANY, ROYAL SURPLUS LINES INSURANCE COMPANY, LANDMARK AMERICAN INSURANCE COMPANY, RSUI INDEMNITY COMPANY, f/k/a UNDERWRITERS REINSURANCE COMPANY, and LASALLE BANK NATIONAL ASSOCIATION as of the date first above written.

                                   ROYAL INDEMNITY COMPANY

                                   By:    /s/ Roderick P. Hoover, Jr.
                                          ---------------------------
                                   Name:  Roderick P. Hoover, Jr.
                                   Title: Vice President

                                   ROYAL SURPLUS LINES INSURANCE COMPANY

                                   By:    /s/ Roderick P. Hoover, Jr.
                                          ---------------------------
                                   Name:  Roderick P. Hoover, Jr.
                                   Title: Vice President

                                   LANDMARK AMERICAN
                                   INSURANCE COMPANY

                                   By:    /s/ David E. Leonard
                                          ---------------------------
                                   Name:  David E. Leonard
                                   Title: Executive Vice President

                                   RSUI INDEMNITY COMPANY, F/K/A
                                   UNDERWRITERS REINSURANCE
                                   COMPANY

                                   By:    /s/ Dorothea C. Gilliam
                                          ---------------------------
                                   Name:
                                   Title:

                                   LASALLE BANK NATIONAL ASSOCIATION

                                   By:    /s/ James M. Feldman
                                          ---------------------------
                                   Name:  James M. Feldman
                                   Title: GSVP

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